UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2013

Parametric Sound Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-54020	27-2767540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13771 Danielson Street, Suite L
Poway, California 92064

(Address of Principal Executive Offices)

____________________

888-477-2150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

The Company has received approval from the McDonald’s Channel to expand the pilot deployment of its Hypersound™ premium directed audio solution. The Company will be installing approximately 50 HyperSound units in the McDonald’s Disneyland restaurant in Anaheim, one of McDonald’s top grossing restaurants.  Installation is scheduled for May 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 5, 2013

Parametric Sound Corporation

By: /s/ James A. Barnes

James A. Barnes

Chief Financial Officer, Treasurer and Secretary